SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of the Securities Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2006

                        EL CAPITAN PRECIOUS METALS, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                      333-56262               88-0482413
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                       14301 North 87th Street, Suite 216
                            Scottsdale, Arizona 85260
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               (Address of principal executive offices) (Zip Code)

                                 (480) 607-7093
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      On May 1, 2006, El Capitan Precious Metals, Inc. (the "Company") received a letter from W. Pierce Carson notifying the Company of his resignation from the Board of Directors of the Company effective May 1, 2006. Mr. Carson cited as reasons for his resignation personal matters and a potential conflict of interest, noting that the Company and another company for which Mr. Carson serves as president and chief executive officer each hold significant property interests in the state of New Mexico.

Item 9.01.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

            None.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EL CAPITAN PRECIOUS METALS, INC.

Date: May 5, 2006                           /s/ Stephen J. Antol
                                            ------------------------------------
                                            Stephen J. Antol
                                            Chief Financial Officer